SUBSEQUENT EVENTS	6 Months Ended
Jun. 30, 2024
Subsequent Events [Abstract]
SUBSEQUENT EVENTS	SUBSEQUENT EVENTS
a.On September 15, 2024, the Company has entered into Securities Purchase Agreements with certain investors for the issuance of 7,362,930 of its Class A Ordinary Shares at a price of $4.122 per share and, to certain investors in lieu of Class A Ordinary Shares, pre-funded warrants to purchase 3,639,893 at a price of $4.121 per pre-funded warrant. The purchase price per share of each pre-funded warrant represents the per share offering price of $4.122 per Class A Ordinary Share, minus the $0.001 per share exercise price of such pre-funded warrant. The total net proceeds were approximately $45,135 after deducting applicable fees and expenses.

b.In September 2024, the Company issued 253,485 Class A Ordinary Shares under the ATM Sales Agreement for total net proceeds of approximately $1,270. For further information regarding the ATM Sales Agreement, see Note 8.